UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2002

DELTA AIR LINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-5424	58-0218548

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Hartsfield Atlanta International Airport, Atlanta, Georgia 30320

(Address of principal executive offices)

Registrant’s telephone number, including area code: (404) 715-2600

Not Applicable

(Former name or former address, if changed since last report)

SIGNATURE
EXHIBIT INDEX
Press Release dated October 15, 2002
Supplemental Data Sheet dated October 15, 2002

Item 5. Other Events and Regulation FD Disclosure

Financial Results for the June 2002 Quarter

Delta Air Lines, Inc. (Delta) today issued a press release reporting financial results for the September 2002 quarter. The press release is attached as Exhibit 99.1. Delta also will be providing supplemental data for the September 2002 quarter to certain analysts. The supplemental data is attached as Exhibit 99.2.

Forward Looking Statements

Statements in this Form 8-K including exhibits, oral statements made during Delta’s webcast conference call on October 15, 2002, and statements otherwise made by Delta or on Delta’s behalf which are not historical facts, including statements about Delta’s estimates, expectations, beliefs, intentions, projections or strategies for the future, may be “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from historical experience or Delta’s present expectations. Factors that could cause these differences include, but are not limited to:

1.	the many effects on Delta and the airline industry from the terrorist attacks on the United States on September 11, 2001, including the following:

	(a)	the adverse impact of the terrorist attacks on the demand for air travel;

	(b)	the change in Delta’s operations and higher costs resulting from, and customer reaction to, new airline and airport security directives, including the Aviation and Transportation Security Act;

	(c)	the availability and cost of war and terrorism risk and other insurance for Delta;

	(d)	the availability to Delta of financing on commercially reasonable terms, which may be influenced by, among other things, airline bankruptcies, the creditworthiness of the airline industry in general and Delta in particular and actions by rating agencies;

	(e)	potential declines in the values of the aircraft in Delta’s fleet or facilities and related asset impairment charges;

	(f)	additional terrorist activity and/or war;

2.	general economic conditions, both in the United States and in our markets outside the United States;

3.	competitive factors in our industry, such as mergers and acquisitions, airline bankruptcies, the airline pricing environment, the growth of low cost carriers, international alliances, codesharing programs and capacity decisions by competitors;

4.	outcomes of negotiations on collective bargaining agreements and other labor issues;

5.	changes in the availability or cost of aircraft fuel or fuel hedges;

6.	disruptions to operations due to adverse weather conditions and air traffic control-related constraints;

7.	actions by the United States or foreign governments, including the Federal Aviation Administration and other regulatory agencies;

8.	the willingness of customers to travel generally, and with Delta specifically, which could be affected by factors such as Delta’s and the industry’s safety record; and

9.	the outcome of Delta’s litigation.

Caution should be taken not to place undue reliance on Delta’s forward-looking statements, which represent Delta’s views only as of October 15, 2002, and which Delta has no current intention to update.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1	Press Release dated October 15, 2002 titled “Delta Air Lines Reports Third Quarter Results”

Exhibit 99.2	Supplemental Data sheet dated October 15, 2002 titled “Supplemental September 2002 Quarter Data”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELTA AIR LINES, INC.

	BY:	/s/ Edward H. Bastian

Edward H. Bastian Senior Vice President — Finance and Controller

Date: October 15, 2002

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 99.1	Press Release dated October 15, 2002 titled “Delta Air Lines Reports Third Quarter Results”

Exhibit 99.2	Supplemental Data sheet dated October 15, 2002 titled “Supplemental September 2002 Quarter Data”